MFS(R) VARIABLE INSURANCE TRUST

                            MFS NEW DISCOVERY SERIES

                      Supplement to the Current Prospectus

The MFS New Discovery Series "Portfolio Manager" section of the prospectus is hereby restated as follows:

The Fund has been managed by Neil D. Wagner since May 25, 2001. Mr. Wagner, a Vice President of MFS, has been employed in the investment management area of MFS since 1998. Prior to joining MFS, Mr. Wagner was a Senior Research Analyst of DFS Advisors LLC.

                  The date of this Supplement is June 1, 2001.